Exhibit 99.1 Corporate Presentation Biodesix is a blood-based lung diagnostic company addressing a large unmet need with limited competition © 2024 Biodesix, Inc. All rights reserved. 1 3Q24

Disclaimer This presentation and the accompanying oral presentation have been prepared by Biodesix, Inc. ( Biodesix , “we” or the Company ) for informational purposes only and not for any other purpose. Nothing contained in this presentation is, or should be construed as, a recommendation, promise or representation by the presenter or Biodesix or any officer, director, employee, agent or advisor of Biodesix. This presentation does not purport to be all-inclusive or to contain all of the information you may desire. Information provided in this presentation and the accompanying oral presentation speak only as of the date hereof. Certain information contained in this presentation relates to, or is based on, studies, publications, surveys and other data obtained from third-party sources and Biodesix's own internal estimates and research. While we believe these third-party sources to be reliable as of the date of this presentation, we have not independently verified, and make no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, all of the market data included in this presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while we believe our own internal research is reliable, such research has not been verified by any independent source. This presentation contains forward-looking statements about us and our industry that involve substantial risks and uncertainties. All statements other than statements of historical facts contained in this presentation, including statements regarding our future financial condition, results of operations, business strategy and plans, and objectives of management for future operations, as well as statements regarding industry trends, are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potentially,” “predict,” “should,” “will” or the negative of these terms or other similar expressions. We have based these forward-looking statements largely on our current expectations and projections about future events and trends that we believe may affect our financial condition, results of operations, business strategy and financial needs. These forward-looking statements are subject to a number of risks, uncertainties, factors, and assumptions. Forward-looking statements may include information concerning, among other things, the impact of backlog and the timing and assumptions regarding collection of revenues on projections, availability of funds and future capital including under the term loan facility, the impact of a pandemic, epidemic, or outbreak of an infectious disease in the United States or worldwide, including the COVID-19 pandemic, our inability to achieve or sustain profitability, our unaudited financial statements including a statement that there is a substantial doubt about our ability to continue as a going concern and a continuation of negative financial trends potentially resulting in our inability to continue as a going concern, our ability to attain significant market acceptance among payers, providers, clinics, patients, and biopharmaceutical companies for our diagnostic tests, difficulties we may experience in managing our growth, our failure to retain sales and marketing personnel, and failure to increase our sales and marketing capabilities or develop broad awareness of our diagnostic tests to generate revenue growth, our failure to maintain our current relationships, or enter into new relationships, with biopharmaceutical companies, significant fluctuation in our operating results, causing our operating results to fall below expectations or any guidance we provide, our product performance and reliability to maintain and grow our business, our vulnerability to supply problems and price fluctuations through third-party suppliers, including courier services, natural or man-made disasters and other similar events, including the COVID-19 pandemic, our failure to offer high-quality support for our diagnostic tests, which may adversely affect our relationships with providers and negatively impact our reputation among patients and providers, and our inability to continue to innovate and improve our diagnostic tests and services we offer. These risks and uncertainties are described in more detail under the caption “Risk Factors” in our filings with the Securities and Exchange Commission. In addition, new risks may emerge from time to time, and it is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in, or implied by, any forward-looking statements. You should not rely upon forward-looking statements as predictions of future events. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. Except as required by law, we undertake no obligation to update publicly any forward-looking statements for any reason after the date of this presentation or to conform these statements to actual results or to changes in our expectations. This presentation shall not constitute an offer to sell or the solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. © 2024 Biodesix, Inc. All rights reserved. 2

Execution play – First mover advantage addressing estimated 5 million patients at risk of having lung cancer


42% Year over Year Growth in Lung Diagnostic Test Volumes
Actual Lung Diagnostic Testing Volume
1Q22
2Q22
3Q22
4Q22
1Q23
2Q23
3Q23
4Q23
1Q24
2Q24

- **Large market:** Estimated 5 million patients with lung nodules with first mover advantage
- **Five reimbursed tests:** 5 blood-based Lung Diagnostic tests with Medicare coverage and various levels of private payer coverage
- **2Q24 Revenue growth over 2Q23:**
  – Total Revenue grew 51%
  – Lung Diagnostic revenue grew 44%
  – Biopharmaceutical Services revenue grew 228%
  – FY2024 Guidance increased to $70-72 million from $65-68 million
- **Strong gross margins:** 78.4% in 2Q24 – up 5.7% points vs. 2Q23
- **Path to profitability:** 2Q24 Net Loss improved by 19% and Adjusted EBITDA* improved 38% over 2Q23 - Expecting positive Adjusted EBITDA in 2H25
- **Experienced team:** Extensive experience in diagnostics, reimbursement, regulatory, development, and commercialization

© 2024 Biodesix, Inc. All rights reserved.

*For non-GAAP reconciliation, please see Quarterly Earnings Press Releases at www. Biodesix.com

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Two commercial channels driving growth Two revenue growth drivers Biopharmaceutical and Lung Diagnostic Tests Diagnostic Services Focused on early diagnosis of Biomarker discovery, assay lung cancer and personalized design and development, clinical cancer treatment with best-in- trial testing and support, class turn around times companion diagnostic and IVD test development and commercialization for various tumor types and diseases © 2024 Biodesix, Inc. All rights reserved. 4

Biodesix operates two certified, high-complexity laboratories LOUISVILLE, CO DE SOTO, KS ü CAP-accreditedü CAP-accredited ü CLIA-certifiedü CLIA-certified ü NYS CLEP certified: Soluble Tumor ü NYS CLEP certified: Soluble Tumor Markers, Molecular & Cellular Tumor Markers & Diagnostic Immunology Markers and Virology ü ISO 13485-certifiedü ISO 13485-certified © 2024 Biodesix, Inc. All rights reserved. 5

Lung cancer is the leading cause of cancer deaths, but early detection saves lives Lung cancer deaths versus colorectal, Few patients are diagnosed early when 1 breast, and prostate combined survival is up to 10x greater 60% 150,000 50% 120,000 Prostate 40% 90,000 Breast 30% Lung 60,000 20% Colorectal 30,000 10% 0% 0 Stage of Diagnosis 1 in 16 people will be 5-year survival for Only 5.8% of those diagnosed with lung metastatic cancer is only Deadliest of all cancers eligible were screened cancer in their lifetime 6% 1 2022E mortality in US (SEER) © 2024 Biodesix, Inc. All rights reserved. 6 2 2022 American Lung Association State of Lung Cancer Report

Five blood-based Medicare covered tests for the same patient population with best-in-class turnaround times Lung Diagnostic Testing Portfolio Lung Cancer Risk Assessment Lung Cancer Diagnosis Nodule Risk Assessment Treatment Guidance Testing Identify likely Identify likely Identify actionable Identify actionable Identify a patient’s benign nodules malignant nodules tumor mutations in tumor mutations in immune response early stage NSCLC advanced stage to cancer NSCLC © 2024 Biodesix, Inc. All rights reserved. 7

Standard of care: **Guideline directed lung nodule management**[1]


Assessed Risk of Lung Cancer
Incidentally Found
OR
Screen Detected
Lung Nodule
Lung Cancer Risk Assessment: Solitary pulmonary nodule risk calculator
High Risk (>65%)
~10% of patients
Low to Moderate Risk (5-65%)
~80% of patients
Very Low Risk (<5%)
~10% of patients
Biopsy
or
Surgery
Physician Judgement
Biopsy
Surgery
CT Surveillance
CT Surveillance

© 2024 Biodesix, Inc. All rights reserved.

[1]ACCP Guidelines: Evaluation of Individuals With Pulmonary Nodules – CHEST May 2013

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Standard lung cancer risk assessment has led to over- and under-treatment of patients 62% 35% 17% of patients who underwent of patients sent to CT surveillance of patients receiving biopsy 1 2 surgery had benign nodules have malignant nodules as the sole diagnostic 1 procedure were benign 1 © 2024 Biodesix, Inc. All rights reserved. Silvestri GA, et al, Chest. 2018 Sep;154(3):491-500. 9 2 PANOPTIC data on file.

One blood draw, two tests to reclassify risk to help reduce uncertainty in lung nodule management


Assessed Risk of Lung Cancer
Patient Chart
Clinical Profile
• Age (≥40)
• Any Smoking History
• No Cancer History
Radiologic Profile
• Nodule Size (8-30mm)
• Nodule Spiculation
• Nodule Location
Lung Cancer Risk Assessment: Solitary pulmonary nodule risk calculator
High Risk (>65%)
~10% of patients
Low to Moderate Risk (5-65%)
~80% of patients
Very Low Risk (<5%)
~10% of patients
identifies likely malignant nodules with test results in one day nodify cdt PROTEOMIC TEST
nodify xl2 PROTEOMIC TEST
identifies likely benign or reduced risk nodules with test results in one week
Biopsy
or
Surgery
Physician Judgement
CT Surveillance

© 2024 Biodesix, Inc. All rights reserved.

10

Five Medicare covered tests for the same patient population with best-in-class turnaround times Lung Diagnostic Testing Portfolio Lung Cancer Risk Assessment Lung Cancer Diagnosis Treatment Guidance Testing Identify likely Identify likely Identify actionable Identify actionable Identify a patient’s benign nodules malignant nodules tumor mutations in tumor mutations in immune response early stage NSCLC advanced stage to cancer NSCLC © 2024 Biodesix, Inc. All rights reserved. 11

Testing helps guide the right treatment to the right patient as quickly as possible 26 days ~ 235k 10.5 months patients diagnosed annually median overall survival of Length of time for turnaround for 1 2 3 with NSCLC in the US patients with advanced stage NSCLC tissue testing 4 >60 treatments and combinations recommended by NCCN for patients with lung cancer 1. American Lung Association. 2022 State of Lung Cancer Report. 2. Garon et al. JCO. 2019; 27(38): 2518-2527. © 2024 Biodesix, Inc. All rights reserved. 12 3. Bowling et al. JCO. 2018; 36 (Suppl_15): e18519. 4. NCCN Guidelines v5.2024 Non-Small Cell Lung Cancer. NSCLJ1-6.

Treatment guidance tests for all stages of lung cancer Early stage Advanced, metastatic, or Lung Cancer recurrent Lung Cancer Immune profiling test Immune profiling test 52-gene test Average turnaround time of 3 business days © 2024 Biodesix, Inc. All rights reserved. 13

Robust pipeline to address additional clinical needs for the same patient population Treatment Monitoring Risk of Recurrence Minimal Residual Disease Primary Immune Response © 2024 Biodesix, Inc. All rights reserved. 14 Pipeline

Biopharmaceutical and Diagnostic Services partnerships providing research, discovery, new test development, and clinical study testing $8.1 M in Biopharma Services under contract but not yet recognized Our Partners Our Biopharma Partnerships 60+ biopharma customers and academic partners Partnerships with 9 of the Top 12 largest pharma companies by 2023 revenue Select publicly-disclosed biopharma customers © 2024 Biodesix, Inc. All rights reserved. 15

Execution play – First mover advantage addressing estimated 5 million patients at risk of having lung cancer



42% Year over Year Growth in Lung Diagnostic Test Volumes
Actual Lung Diagnostic Testing Volume
1Q22
2Q22
3Q22
4Q22
1Q23
2Q23
3Q23
4Q23
1Q24
2Q24

- **Large market:** Estimated 5 million patients with lung nodules with first mover advantage
- **Five reimbursed tests:** 5 blood-based Lung Diagnostic tests with Medicare coverage and various levels of private payer coverage
- **2Q24 Revenue growth over 2Q23:**
  - Total Revenue grew 51%
  - Lung Diagnostic revenue grew 44%
  - Biopharmaceutical Services revenue grew 228%
  - FY2024 Guidance increased to $70-72 million from $65-68 million
- **Strong gross margins:** 78.4% in 2Q24 – up 5.7% points vs. 2Q23
- **Path to profitability:** 2Q24 Net Loss improved by 19% and Adjusted EBITDA* improved 38% over 2Q23 - Expecting positive Adjusted EBITDA in 2H25
- **Experienced team:** Extensive experience in diagnostics, reimbursement, regulatory, development, and commercialization

© 2024 Biodesix, Inc. All rights reserved.

*For non-GAAP reconciliation, please see Quarterly Earnings Press Releases at www. Biodesix.com

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Extensive knowledge and experience in diagnostics & reimbursement Scott Hutton Robin Harper Cowie Gary Pestano Kieran O’Kane Chris Vazquez CEO CFO CDO (PhD) CCO CAO Niki Givens Mark DeBlock Steven Springmeyer James Jett Brianna Phillips VP Clin Dev VP Sales CMO (MD) CMO (MD) VP Qual & Reg © 2024 Biodesix, Inc. All rights reserved. 17

Thank you! © 2024 Biodesix, Inc. All rights reserved. 18

Appendix © 2024 Biodesix, Inc. All rights reserved. 19

nodify lung® NODULE RISK ASSESSMENT

Blood-Based Nodule Risk Assessment

nodify cdt® PROTEOMIC TEST — Ordered together - Run in sequence → nodify xl2® PROTEOMIC TEST

nodify cdt®	nodify xl2®
Identifies patients with lung nodules that are **likely malignant**	Identifies patients with lung nodules that are **likely benign**
Autoantibodies on an **ELISA platform** from **blood** P53 | CAGE | NY-ESO-1 | GBU4-5 | MAGE A4 | SOX2 | HuD	**Proteins** on an **LC-MS platform** from **blood** *Proteins*: LG3BP | C163A *Clinical Profile*: Age | Smoking History | Cancer History *Radiologic Profile*: Nodule Size | Location | Spiculation
78% PPV, 98% specificity & 28% sensitivity	**98% NPV, 97% sensitivity** & 44% specificity
1 business day turnaround time	**4-5 business days** turnaround time
Medicare and new Private Payer coverage with a unique CPT code & ADLT status ($649)	**Medicare and new Private Payer coverage** with a unique CPT code & ADLT status ($3,520)

Two studies (ALTITUDE & ORACLE) for combined lung nodule risk assessment and over 50 peer-reviewed publications, presentations & abstracts

© 2024 Biodesix, Inc. All rights reserved.

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IQlung™ TREATMENT GUIDANCE

Rapid Turn-Around Blood-Based Tumor & Immune Profiling

genestrat® ddPCR genomic test

- Identifies **blood-based**, **guideline recommended NSCLC** tumor mutations
- BRAF, EGFR, KRAS, ALK
- **91% sensitivity** & **100% specificity**
- **Average 2-3 business day** turnaround time
- **Medicare and private payer coverage** Can be ordered multiple times per patient (~$600 based on # genes ordered)

genestrat NGS® genomic test

- Identifies **blood-based**, **guideline recommended** tumor mutations
- **52 genes** including somatic nucleotide variants, indels, copy number amplification and rearrangements
- **95% sensitivity** & **100% specificity**
- **Average 2-3 business day** turnaround time
- **Medicare and private payer coverage** One per patient per cancer per lifetime ($2,919)

veristrat® proteomic test

- **Blood-based test** identifies a **chronic inflammatory disease state** associated with compromised immune system leading to poorer outcomes
- **Proprietary proteomic signature** identified from **blood** by **MALDI-ToF Mass Spectrometry**
- VeriStrat Good test result (**2x median overall survival**) vs. VeriStrat Poor test result
- **Average 2-3 business day** turnaround time
- **Medicare and private payer coverage** with a unique CPT code & ADLT status ($2,871)

Greater than 4,500+ patients enrolled in INSIGHT[1] prospective clinical utility study

© 2024 Biodesix, Inc. All rights reserved.

[1] https://clinicaltrials.gov/ct2/show/NCT03289780

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In-Office Blood Collection with Tasso+ Capillary Device • Improves patient access to Nodify Lung® testing in practices without convenient access to venous draw services • Administered in minutes by any healthcare provider without need for Impact to Lung Nodule Patient Care venipuncture • Single-use blood lancing device • Virtually painless sample collection intended for obtaining capillary whole • Improves care delivery by accelerating blood samples from a patient’s upper time to results and preventing patients arm from making a second trip to have • FDA Class II Lancet 510(k) cleared blood drawn “Oneida Health is a referral center serving patients in a wide geographical area. This device has allowed us to order Nodify Lung testing when patients are here for visits, ensuring that we get the critical information to inform the shared decision-making process quickly and accelerate the time to diagnosis.” Tasso+ Device - Pedro Del Pino, MD, Oneida Health © 2024 Biodesix, Inc. All rights reserved. 22

Intellectual property portfolio

>100 issued patents
US and foreign

25 unique registered and filed trademarks
across 11 countries

Patent Subject Matter:

- VeriStrat® and Nodify® tests and their uses in non-small cell lung and other diseases (e.g., breast cancer, prostate cancer, liver cancer, graft v. host disease)
- DeepMALDI mass spectrometry methods
- Classifier development using the Diagnostic Cortex® AI platform
- Pipeline tests using proteomic testing in immunotherapies
- Biodesix Blood Collection Device
- Proteomic drug-associated tests developed for our 3rd party partners

Exemplary Issued Marks:

- Biodesix
- Biodesix Lung Reflex
- VeriStrat
- GeneStrat
- DeepMALDI
- Diagnostic Cortex
- ImmunoStrat
- Nodify
- Nodify Lung
- Nodify XL2
- Nodify CDT
- GeneStrat NGS

Filed Marks:

- IQlung
- IQlung + Logo

© 2024 Biodesix, Inc. All rights reserved.

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A Board of Directors with a vast amount of industry expertise John Patience Crabtree Partners LLC CHAIRMAN Scott Hutton PRESIDENT & CEO Hany Massarany CHAIR - COMPENSATION COMMITTEE Jean Franchi CHAIR - AUDIT COMMITTEE Matt Strobeck Birchview Capital CHAIR - NOMINATIONS & GOVERNANCE COMMITTEE Jack Schuler Lair Kennedy Jon Faiz Kayyem, Ph.D. Charles Watts, M.D. © 2024 Biodesix, Inc. All rights reserved. 24